UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 30, 2018

CIPHERLOC CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Main Street, Suite 100

Buda, TX 78610

(Address of principal executive offices) (Zip Code)

702-818-9011

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

On April 30, 2018 the Company redeemed the $300,000 convertible note dated December 14, 2017, which included an original issue discount of $30,000, that the Company issued to Peak One Opportunity Fund LP (“Peak One”) for the total consideration of $375,000. The convertible note has been cancelled. The Company has no further binding obligations with Peak One.

On March 21, 2018 the Company redeemed the $330,000 convertible note, dated September 28, 2017 which included a $30,000 discount, , that the Company issued to FirstFire Global Opportunities Fund, LLC (“FirstFire”) for the total consideration of $350,000. FirstFire converted 50,000 shares pursuant to the convertible note as amended. The convertible note has been cancelled. The Company has no further binding obligations with FirstFire.

Item 9.01 Financial Statements and Exhibits

None

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	CipherLoc Corporation

Date: April 30, 2018	By:	/s/ Michael De La Garza
Michael De La Garza
Director and Chief Executive Officer (Principal Executive Officer)